Perimeter Small Cap Opportunities Fund
(formerly Perimeter Small Cap Value Fund)
Class I (PSCVX)
A series of the Investment Managers Series Trust

Supplement dated January 15, 2014
To the Statement of Additional Information dated October 1, 2013

After the second paragraph on page B-2 under “The Trust and the Fund,” the following sentence has been added:

Before October 1, 2013, the Fund was known as “Perimeter Small Cap Value Fund.”

Please file this Supplement with your records.